Exhibit 99

NEWS RELEASE

The Progressive Corporation	Company Contact:
6300 Wilson Mills Road	Patrick Brennan
Mayfield Village, Ohio 44143	(440) 395-2370
http://www.progressive.com

The Company is scheduled to hold a one-hour conference call to address questions on Friday, March 2, 2007, at 9:30 a.m. eastern time, subsequent to the posting of the Company’s 2006 Annual Report online and the filing of its 2006 Annual Report on Form 10-K with the SEC. Registration for the teleconference or webcast is scheduled to be available on the Company’s Web site at http://investors.progressive.com/events.asp in early February 2007.
FOR IMMEDIATE RELEASE
MAYFIELD VILLAGE, OHIO — January 17, 2007 — The Progressive Corporation today reported the following results for December 2006:

	Month				Quarter
(millions, except per share amounts and ratios)	2006	2005	Change		2006	2005	Change
Net premiums written	$919.2	$937.4	(2)%		$3,194.2	$3,251.8	(2)%
Net premiums earned	1,076.6	1,068.6	1%		3,508.7	3,481.7	1%
Net income	138.9	122.9	13%		400.9	281.6	42%
Per share	.18	.15	20%		.53	.35	49%
Pre-tax net realized gains (losses) on securities	9.4	(4.7)	NM		14.5	(40.2)	NM

Combined ratio	86.6	87.2	(.6	) pts.	87.7	90.7	(3.0	) pts.
Average diluted equivalent shares	751.8	795.3	(5)%		757.3	795.0	(5)%

NM =	Not Meaningful
     Progressive offers insurance to personal and commercial auto drivers throughout the United States. Our Personal Lines business units write insurance for private passenger automobiles and recreational vehicles. Our Commercial Auto business unit writes primary liability, physical damage and other auto-related insurance for automobiles and trucks owned by small businesses.
     See the “Income Statements” and “Supplemental Information” for further month and full year results and the “Monthly Commentary” at the end of this release for additional discussion.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
INCOME STATEMENT
December 2006
(millions – except per share amounts)
(unaudited)

	Current
	Month	Comments on Monthly Results[1]
Direct premiums written	$933.3

Net premiums written	$919.2

Revenues:
Net premiums earned	$1,076.6
Investment income	55.5	Includes an adjustment in our accounting to accurately reflect the yield of one fixed-income security, resulting in a cumulative reduction of $4.7 million in recurring income.

Net realized gains (losses) on securities	9.4	Includes a $6.7 million gain received as part of a class action litigation settlement from a prior investment as well as $.3 million of write-downs on a security determined to have an other-than-temporary decline in market value.

Service revenues	2.1

Total revenues	1,143.6

Expenses:
Losses and loss adjustment expenses	707.0
Policy acquisition costs	109.3
Other underwriting expenses	116.3
Investment expenses	1.0
Service expenses	1.8
Interest expense	6.3

Total expenses	941.7

Income before income taxes	201.9
Provision for income taxes	63.0

Net income	$138.9

COMPUTATION OF EARNINGS PER SHARE
Basic:
Average shares outstanding	743.4

Per share	$.19

Diluted:
Average shares outstanding	743.4
Net effect of dilutive stock-based compensation	8.4

Total equivalent shares	751.8

Per share	$.18

[1]        See the Monthly Commentary at the end of this release for additional discussion. For a description of our reporting and accounting policies, see Note 1 to our 2005 audited consolidated financial statements included in our 2005 Shareholders’ Report, which can be found at www.progressive.com/annualreport.

The following table sets forth the investment results for the month:

Fully taxable equivalent total return:
Fixed-income securities	(.1)%
Common stocks	1.3%
Total portfolio	.1%

Pretax recurring investment book yield	4.8%

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
INCOME STATEMENTS
Year Ended December 2006
(millions – except per share amounts)
(unaudited)

	Year
	2006	2005	% Change
Direct premiums written	$14,386.2	$14,293.4	1

Net premiums written	$14,132.0	$14,007.6	1

Revenues:
Net premiums earned	$14,117.9	$13,764.4	3
Investment income	647.8	536.7	21
Net realized gains (losses) on securities	(9.7)	(37.9)	(74)
Service revenues	30.4	40.2	(24)

Total revenues	14,786.4	14,303.4	3

Expenses:
Losses and loss adjustment expenses	9,394.9	9,364.8	0
Policy acquisition costs	1,441.9	1,448.2	0
Other underwriting expenses	1,402.8	1,312.2	7
Investment expenses	11.9	12.1	(2)
Service expenses	24.4	24.6	(1)
Interest expense	77.3	82.6	(6)

Total expenses	12,353.2	12,244.5	1

Income before income taxes	2,433.2	2,058.9	18
Provision for income taxes	785.7	665.0	18

Net income	$1,647.5	$1,393.9	18

COMPUTATION OF EARNINGS PER SHARE
Basic:
Average shares outstanding	774.3	787.7	(2)

Per share	$2.13	$1.77	20

Diluted:
Average shares outstanding	774.3	787.7	(2)
Net effect of dilutive stock-based compensation	9.5	11.6	(18)

Total equivalent shares	783.8	799.3	(2)

Per share	$2.10	$1.74	21

The following table sets forth the investment results for the year:

	2006	2005
Fully taxable equivalent total return:
Fixed-income securities	5.9%	3.4%
Common stocks	16.3%	7.1%
Total portfolio	7.4%	4.0%

Pretax recurring investment book yield	4.6%	4.1%

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
December 2006
($ in millions)
(unaudited)
Current Month

				Commercial
		Personal Lines		Auto	Other	Companywide
	Drive	Direct	Total	Business	Businesses[1]	Total
Net Premiums Written	$512.5	$289.7	$802.2	$115.0	$2.0	$919.2
% Growth in NPW	(4)%	1%	(2)%	(3)%	NM	(2)%
Net Premiums Earned	$596.2	$334.7	$930.9	$144.0	$1.7	$1,076.6
% Growth in NPE	(2)%	3%	0%	8%	NM	1%

GAAP Ratios
Loss/LAE ratio	65.5	67.8	66.3	61.3	NM	65.7
Expense ratio	21.9	19.7	21.1	19.9	NM	20.9

Combined ratio	87.4	87.5	87.4	81.2	NM	86.6

Actuarial Adjustments[2]
Reserve Decrease/(Increase)
Prior accident years						$7.0
Current accident year						5.7

Calendar year actuarial adjustment	$11.2	$3.9	$15.1	$(1.0)	$(1.4)	$12.7

Prior Accident Years Development
Favorable/(Unfavorable)
Actuarial adjustment						$7.0
All other development[3]						(27.5)

Total development						$(20.5)

Calendar year loss/LAE ratio						65.7

Accident year loss/LAE ratio						63.8

Statutory Ratios
Loss/LAE ratio						65.8
Expense ratio						22.2

Combined ratio						88.0

NM =	Not Meaningful

[1]	Primarily includes professional liability insurance for community banks and Progressive’s run-off businesses. The other businesses generated an underwriting loss of $.2 million for the month.

[2]	Represents adjustments solely based on our corporate actuarial reviews.

[3]	See the Monthly Commentary at the end of this release for discussion.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
Year Ended December 2006
($ in millions)
(unaudited)
Year

				Commercial
	Personal Lines			Auto	Other	Companywide
	Drive	Direct	Total	Business	Businesses[1]	Total
Net Premiums Written	$7,854.3	$4,354.5	$12,208.8	$1,898.0	$25.2	$14,132.0
% Growth in NPW	(2)%	4%	0%	5%	NM	1%
Net Premiums Earned	$7,903.6	$4,337.4	$12,241.0	$1,851.9	$25.0	$14,117.9
% Growth in NPE	(1)%	6%	1%	11%	NM	3%

GAAP Ratios
Loss/LAE ratio	67.8	66.8	67.4	61.0	NM	66.5
Expense ratio	20.3	20.1	20.3	19.2	NM	20.2

Combined ratio	88.1	86.9	87.7	80.2	NM	86.7

Actuarial Adjustments[2]
Reserve Decrease/(Increase)
Prior accident years						$158.3
Current accident year						57.8

Calendar year actuarial adjustment	$114.0	$58.9	$172.9	$44.4	$(1.2)	$216.1

Prior Accident Years Development
Favorable/(Unfavorable)
Actuarial adjustment						$158.3
All other development						88.6

Total development						$246.9

Calendar year loss/LAE ratio						66.5

Accident year loss/LAE ratio						68.2

Statutory Ratios
Loss/LAE ratio						66.6
Expense ratio						19.9

Combined ratio						86.5

Statutory Surplus[3]						$4,963.7

	December	December
Policies in Force	2006	2005	Change
(in thousands)
Drive – Auto	4,433	4,491	(1)%
Direct – Auto	2,429	2,328	4%
Special Lines[4]	2,879	2,675	8%

Total Personal Lines	9,741	9,494	3%

Commercial Auto Business	503	468	7%

NM =	Not Meaningful

[1]	The other businesses generated an underwriting profit of $6.5 million.

[2]	Represents adjustments solely based on our corporate actuarial reviews.

[3]	During December, the parent company received $321.5 million of dividends, net of capital contributions, from the insurance subsidiaries.

[4]	Includes insurance for motorcycles, recreational vehicles, mobile homes, watercraft, snowmobiles and similar items.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
BALANCE SHEET AND OTHER INFORMATION
(millions — except per share amounts)
(unaudited)

December
2006
CONDENSED GAAP BALANCE SHEET:[1]
Investments – Available-for-sale, at market:
Fixed maturities (amortized cost: $9,959.6)	$9,958.9
Equity securities:
Preferred stocks (cost: $1,705.6)	1,724.7
Common equities (cost: $1,469.0)	2,368.1
Short-term investments (amortized cost: $636.8)	637.5

Total investments[2]	14,689.2
Net premiums receivable	2,498.2
Deferred acquisition costs	441.0
Other assets	1,853.7

Total assets	$19,482.1

Unearned premiums	$4,335.0
Loss and loss adjustment expense reserves	5,725.0
Other liabilities[2]	1,390.0
Debt	1,185.5
Shareholders’ equity	6,846.6

Total liabilities and shareholders’ equity	$19,482.1

Common Shares outstanding	748.0
Shares repurchased – December	4.5
Average cost per share	$24.00
Book value per share	$9.15
Trailing 12-month return on average shareholders’ equity	25.3%
Net unrealized pre-tax gains on investments	$918.2
Increase (decrease) from November 2006	$(63.9)
Increase (decrease) from December 2005	$318.1
Debt to total capital ratio	14.8%
Fixed-income portfolio duration	3.1 years
Weighted average credit quality	AA+
Final 2006 Gainshare factor	1.18

[1]	Pursuant to SFAS 113, “Accounting and Reporting for Reinsurance of Short-Duration and Long-Duration Contracts,” loss and loss adjustment expense reserves are stated gross of reinsurance recoverables on unpaid losses of $361.4 million.

[2]	Amounts include net unsettled security acquisitions of $41.9 million.

Monthly Commentary
•	The $27.5 million unfavorable prior accident year “all other” development in December reflects a $28.4 million adjustment resulting from a change in procedure made earlier this year which misallocated a portion of our paid loss adjustment expenses to the current accident year as opposed to prior accident years. This adjustment to our current month corrects that misallocation; year-to-date, the total prior year accident development is accurately stated. This change had no effect on calendar year results and, therefore, had no impact on any of the balance sheets or income statements that we have presented regarding our 2006 results.
The Progressive Group of Insurance Companies, in business since 1937, ranks third in the nation for auto insurance based on premiums written and provides drivers with competitive rates and 24/7, in-person and online service. The products and services of the Progressive Direct Group of Insurance Companies are marketed directly to consumers online at www.progressivedirect.com and by phone at 1-800-PROGRESSIVE through the Progressive Direct® brand. The Drive Group of Progressive Insurance Companies offers insurance through more than 30,000 independent insurance agencies that market their products and services through the Drive® Insurance from Progressive brand. For more information about Drive Insurance, go to www.driveinsurance.com. The Common Shares of The Progressive Corporation, the Mayfield Village, Ohio-based holding company, are publicly traded at NYSE:PGR. More information, including a guide to interpreting the monthly reporting package, can be found at www.progressive.com.
Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995: Statements in this release that are not historical fact are forward-looking statements that are subject to certain risks and uncertainties that could cause actual events and results to differ materially from those discussed herein. These risks and uncertainties include, without limitation, uncertainties related to estimates, assumptions and projections generally; inflation and changes in economic conditions (including changes in interest rates and financial markets); the accuracy and adequacy of the Company’s pricing and loss reserving methodologies; pricing competition and other initiatives by competitors; the Company’s ability to obtain regulatory approval for requested rate changes and the timing thereof; the effectiveness of the Company’s advertising campaigns; legislative and regulatory developments; disputes relating to intellectual property rights; the outcome of litigation pending or that may be filed against the Company; weather conditions (including the severity and frequency of storms, hurricanes, snowfalls, hail and winter conditions); changes in driving patterns and loss trends; acts of war and terrorist activities; the Company’s ability to maintain the uninterrupted operation of its facilities, systems (including information technology systems) and business functions; court decisions and trends in litigation and health care and auto repair costs; and other matters described from time to time by the Company in releases and publications, and in periodic reports and other documents filed with the United States Securities and Exchange Commission. In addition, investors should be aware that generally accepted accounting principles prescribe when a company may reserve for particular risks, including litigation exposures. Accordingly, results for a given reporting period could be significantly affected if and when a reserve is established for one or more contingencies. Reported results, therefore, may appear to be volatile in certain accounting periods.